UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: December 12, 2006

COMCAM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

814-00695 (Commission File Number)	98-0208402 (IRS Employer Identification Number)

Don Gilbreath, Chief Executive Officer
1140 McDermott Drive, Suite 200, West Chester, Pennsylvania 19380
(Address of principal executive offices)

(610) 436-8089
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01          OTHER EVENTS

On December 12, 2006, the Board of Directors of ComCam Inc., (the “Company”) voted unanimously to withdraw the Company’s election to be treated as a Business Development Company (“BDC”) pursuant to Section 54 of the Investment Company Act of 1940 (the “Act”). Pursuant to the provisions of the Act, the Company must now obtain the consent of a majority of the Company’s shareholders before it may file the necessary paperwork to formally withdraw its BDC election.

The Board of Directors’ decision to withdraw the Company’s BDC election stems from the following: (i) the Company has not, since electing to be a BDC, managed to conduct its operations in a manner compliant with the regulations governing BDC’s, and (ii) the Company has recently received correspondence from the Securities and Exchange Commission that cited several areas of non-compliance asking that the Company correct the compliance infractions and file a response with the Commission.

Among the areas of non-compliance during the period which the Company was reporting as a BDC are as follows:

|X| the Company continued to file its periodic financial reports under Regulation SB rather than the required Regulation SX;

|X| the Company filed a materially defective offering circular under Regulation E;

|X| the Company did not file timely Form 2-E notices;

|X| the Company inappropriately consolidated its financial statements with those of its subsidiary, ComCam International, Inc.;

|X| the Company may have had senior security leverage in excess of that permitted by the Act;

|X| the Company’s Board of Directors’ independence may have been compromised by certain transactions between the Company’s portfolio investments and companies controlled by independent directors;

|X| the Company had Preferred Stock issued and outstanding that may have violated certain sections of the Act;

|X| the Company may have been acting as a operating company rather than an investment company as required;

|X| the Company did not maintain a proper fidelity bond as required by Section 17 of the Act; and

|X| the Company may have issued shares in violation of Section 23 of the Act.

The Company intends to seek shareholder approval to withdraw its BDC election in the coming weeks. In the meantime, the Company has ceased all sales of securities under Regulation E.

The Board of Directors has determined that the Company will no longer attempt to operate as an investment company and believes that it can conduct its operations in a manner that will not cause the Company to be subject to the Act once the BDC election is withdrawn.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      ComCam, Inc.

      December 15, 2006                                   /s/ Don Gilbreath

                                                                        Don Gilbreath

                                                                       Chief Executive Officer

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